UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2022

Tech and Energy Transition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40198	83-0781939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 W 55th St.

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 231-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one redeemable warrant	TETCU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	TETC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	TETCWS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Tech and Energy Transition Corporation ("we," "our" or the "Company") was held on March 15, 2022. At the Annual Meeting, holders of the Company’s Class A common stock and holders of the Company’s Class B common stock voted together as a single class, provided that holders of the Company’s Class B common stock had the exclusive right to vote for the election of directors at the Annual Meeting. At the Annual Meeting, only those holders of shares of the Company’s common stock at the close of business on January 27, 2022, the record date, were entitled to vote. As of the record date, 48,125,000 shares of the Company’s common stock were outstanding and entitled to vote, consisting of 38,500,000 shares of Class A common stock and 9,625,000 shares of Class B common stock. The final results of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Daniel Hesse, Lawrence Handen, David Roseman, Virginia Breen, James Avery, Gregory Gilmore and Diarmuid B. O’Connell were all elected to serve as the directors of the Company until the 2024 annual meeting of stockholders or until their successors are elected and qualified, by the votes set forth below.

	For	Against	Abstain
Daniel Hesse	8,612,500	0	0
Lawrence Handen	8,612,500	0	0
David Roseman	8,612,500	0	0
Virginia Breen	8,612,500	0	0
James Avery	8,612,500	0	0
Gregory Gilmore	8,612,500	0	0
Diarmuid B. O’Connell	8,612,500	0	0

Proposal 2: The stockholders ratified the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022, by the votes set forth below.

For	Against	Abstain
30,682,264	0	13,115

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tech and Energy Transition Corporation

Date: March 21, 2022	By:	/s/ John Spirtos
		Name:	John Spirtos
		Title:	Chief Executive Officer and President

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